Exhibit (n)(1)(i)

AMENDED SCHEDULE A

to the

SEVENTH AMENDED AND RESTATED PLAN

PURSUANT TO RULE 18f-3 FOR OPERATION OF A MULTI-CLASS SYSTEM

Funds			Classes
	Adviser	Service	Service 2	Initial	R6	Z
Voya Global Bond Portfolio	X	X	N/A	X	N/A	N/A
Voya Global Insights Portfolio	X	X	X	X	N/A	N/A
Voya Index Solution 2030 Portfolio	X	X	X	X	N/A	X
Voya Index Solution 2035 Portfolio	X	X	X	X	N/A	X
Voya Index Solution 2040 Portfolio	X	X	X	X	N/A	X
Voya Index Solution 2045 Portfolio	X	X	X	X	N/A	X
Voya Index Solution 2050 Portfolio	X	X	X	X	N/A	X
Voya Index Solution 2055 Portfolio	X	X	X	X	N/A	X
Voya Index Solution 2060 Portfolio	X	X	X	X	N/A	X
Voya Index Solution 2065 Portfolio	X	X	X	X	N/A	X
Voya Index Solution 2070 Portfolio	X	X	X	X	N/A	X
Voya Index Solution Income Portfolio	X	X	X	X	N/A	X
Voya International High Dividend Low	X	X	X	X	N/A	N/A
Volatility Portfolio
Voya Solution 2030 Portfolio	X	X	X	X	N/A	N/A
Voya Solution 2035 Portfolio	X	X	X	X	N/A	N/A
Voya Solution 2040 Portfolio	X	X	X	X	N/A	N/A
Voya Solution 2045 Portfolio	X	X	X	X	N/A	N/A
Voya Solution 2050 Portfolio	X	X	X	X	N/A	N/A
Voya Solution 2055 Portfolio	X	X	X	X	N/A	N/A
Voya Solution 2060 Portfolio	X	X	X	X	N/A	N/A
Voya Solution 2065 Portfolio	X	X	X	X	N/A	N/A
Voya Solution 2070 Portfolio	X	X	X	X	N/A	X
Voya Solution Aggressive Portfolio	X	X	X	X	X	N/A
Voya Solution Balanced Portfolio	X	X	X	X	X	N/A
Voya Solution Conservative Portfolio	X	X	X	X	X	N/A
Voya Solution Income Portfolio	X	X	X	X	N/A	N/A
Voya Solution Moderately Aggressive	X	X	X	X	X	N/A
Portfolio
VY® American Century Small-Mid Cap	X	X	X	X	N/A	N/A
Value Portfolio
VY® Baron Growth Portfolio	X	X	X	X	X	N/A
VY® Columbia Contrarian Core Portfolio	X	X	N/A	X	N/A	N/A
VY® Columbia Small Cap Value II	X	X	X	X	X	N/A
Portfolio
Funds			Classes
VY® Invesco Comstock Portfolio	Adviser	Service	Service 2	Initial	R6	Z
	X	X	N/A	X	N/A	N/A
VY® Invesco Equity and Income Portfolio	X	X	X	X	N/A	N/A
VY® JPMorgan Mid Cap Value Portfolio	X	X	X	X	X	N/A
VY® T. Rowe Price Diversified Mid Cap	X	X	X	X	X	N/A
Growth Portfolio
VY® T. Rowe Price Growth Equity	X	X	X	X	N/A	N/A
Portfolio

Schedule A Last Amended: August 8, 2025, to reflect the removal of Voya Index Solution 2025 Portfolio and Voya Solution 2025 Portfolio.

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